UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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CSRA INC.

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EXHIBIT INDEX

Exhibit 99.1	Email to employees, dated February 12, 2018, from the President and Chief Executive Officer of CSRA Inc.

Exhibit 99.2	CSRA talking points, dated February 12, 2018

Exhibit 99.3	General Dynamics investor presentation, dated February 12, 2018

Exhibit 99.4	Transcript of General Dynamics investor presentation, dated February 12, 2018

Exhibit 99.1

Email from Larry Prior to All CSRA Employees

Just a few moments ago, we announced that we have entered into an agreement to be acquired by General Dynamics. Once the transaction is complete, CSRA will be combined with GDIT, led by Amy Gilliland.

The offerings of CSRA and GDIT are an excellent fit with each other, complementing and enhancing each other’s strengths, including IT services, cybersecurity, and professional services. The two companies share similar values, including a relentless commitment to our people, customers, and the mission of government, collaborating with one another to deliver flawlessly. Both companies uphold an ethos of high integrity, rooted in honesty and compassion.

As an integral part of this combined company, you will have even more opportunity to grow your career as we add to our technological capabilities and program portfolio.

With approximately 26,000 employees, GDIT serves customers across the government space, with particular strength in the defense, intel, and health sectors. Much like CSRA, GDIT has a strong reputation for focusing on customer intimacy and delivering flawlessly.

This transaction marks a large investment by General Dynamics (99,900 employees, $31 billion in annual revenue, $63 billion market cap) in the business of next-gen IT solutions, demonstrating their excitement about our talent, our growth engine, and our service delivery model. Together, we will have greater scale to go after the largest programs. With our combined talents, we will develop the best in next-gen technologies to support the citizen, the civil servant, and the warfighter.

The transaction is expected to be completed in the first half of 2018. In the meantime, I ask each of you to remain focused on continuing to serve our customers. And, during this interim period, we are required to operate as separate companies.

At Noon Eastern Time on Tuesday, we’ll be holding an all-hands Town Hall to share more information, and I have invited Amy to join us.

When the acquisition is final, and integration efforts can begin, you will hear more about the important roles everyone has to play to ensure our companies come together seamlessly.

This is a momentous step in our continuing journey, made possible only by the relentless commitment of all our employees. I know that, working together, we will continue to “Think Next. Now.”

- Larry

Town Hall Access Details

The live event will take place in the EBC Theater at CSRA’s Falls Church headquarters: 3170 Fairview Park Drive, Falls Church, VA, 22042.

Attend Online: This event is a live video stream and can be accessed from any internet-enabled device. Please follow the system test instructions provided in the registration confirmation email! A replay will be available immediately after the call.

Special Note About Dial Ins

•	Program/Project Managers, if your team works on a secure site and cannot access the virtual platform due to internet restrictions, contact communications@csra.com for further direction.

•	If you are deaf and need dial-in details, contact communications@csra.com.

Important Information for Investors and Stockholders

The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities. The offer to purchase shares of CSRA common stock will only be made pursuant to an offer to purchase and related tender offer materials. At the time the tender offer is commenced, Red Hawk Enterprises Corp., a wholly-owned subsidiary of General Dynamics (“Merger Sub”), and General Dynamics will file a tender offer statement on Schedule TO and thereafter CSRA will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the tender offer. The tender offer materials (including the offer to purchase, a related letter of transmittal and other tender offer documents) and the Solicitation/Recommendation statement on Schedule 14D-9 will contain important information and CSRA stockholders are urged to read these documents carefully when they become available before making any decision regarding tendering their shares of CSRA common stock. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free on CSRA’s website at www.CSRA.com.

In connection with the potential merger, CSRA would expect to file a proxy statement with the SEC, as well as other relevant materials in connection with the proposed transaction pursuant to the terms of the Agreement and Plan of Merger dated February 9, 2018, among General Dynamics, Merger Sub and CSRA. The materials to be filed by CSRA will be made available to CSRA’s investors and stockholders at no expense to them and copies may be obtained free of charge on CSRA’s website at www.CSRA.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of CSRA are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they contain important information about the merger and the parties to the merger.

CSRA and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of CSRA stockholders in connection with the proposed merger under SEC rules. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of CSRA’s executive officers and directors in the solicitation by reading CSRA’s proxy statement for its 2017 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2017, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the merger when they become available. Information concerning the interests of CSRA’s participants in the solicitation, which may, in some cases, be different than those of CSRA’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of CSRA’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing.

The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the tender offer and the merger; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of CSRA’s stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for CSRA will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger dated February 9, 2018, among General Dynamics, Merger Sub and CSRA, including in circumstances that would require CSRA to pay a termination fee or other expenses; (vii) the effect of this communication or the pendency of the proposed transaction on CSRA’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from CSRA’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (x) other factors as set forth from time to time in CSRA’s filings with the SEC, including its Form 10-K for the fiscal year ended March 31, 2017 and any subsequent Form 10-Qs, as well as the Tender Offer Statement on Schedule TO and other tender offer documents that will be filed by Merger Sub and General Dynamics. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. CSRA expressly disclaims any intent or obligation to update, supplement or revise publicly these forward-looking statements except as required by law.

General Dynamics acquires CSRA CSRA has entered into a definitive agreement to be acquired by General Dynamics. This represents the next phase in CSRA’s journey and Next Gen strategy to ”Think Next. Now.” Our market continues to shift towards megadeals like Greenway, milCloud, VA Managed Services and multi-billion dollar procurements in our pipeline This makes scale even more critical to both pursue megadeals and continue investing in Next Gen technology that transforms the mission The combination of CSRA and GDIT will be $9.9B and 45K employees strong with access to the footprint and resources of a $35B company For our customers, this offers greater integration of Mission and IT capabilities For our employees, this offers access to career opportunities across a broad portfolio of customers and capabilities that bring us closer to the mission For our partners, this offers greater depth of technical and domain knowledge across key markets For General Dynamics, this is a significant investment to help customers transform the mission through Next Gen IT and presents an opportunity to combine our cultures and talent and infuse our growth engine and service delivery model across the combined business This milestone confirms the value that each of you creates every day through your relentless commitment to our customers and the mission We know there are a lot of questions, and we will share answers as we learn more Feel free to send comments / questions / concerns from you, your teams, your customers, etc to communications@csra.com Exhibit 99.2

Important Information for Investors and Stockholders   The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell securities. The offer to purchase shares of CSRA common stock will only be made pursuant to an offer to purchase and related tender offer materials. At the time the tender offer is commenced, Red Hawk Enterprises Corp., a wholly-owned subsidiary of General Dynamics (“Merger Sub”), and General Dynamics will file a tender offer statement on Schedule TO and thereafter CSRA will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the tender offer. The tender offer materials (including the offer to purchase, a related letter of transmittal and other tender offer documents) and the Solicitation/Recommendation statement on Schedule 14D-9 will contain important information and CSRA stockholders are urged to read these documents carefully when they become available before making any decision regarding tendering their shares of CSRA common stock. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free on CSRA’s website at www.CSRA.com.   In connection with the potential merger, CSRA would expect to file a proxy statement with the SEC, as well as other relevant materials in connection with the proposed transaction pursuant to the terms of the Agreement and Plan of Merger dated February 9, 2018, among General Dynamics, Merger Sub and CSRA. The materials to be filed by CSRA will be made available to CSRA’s investors and stockholders at no expense to them and copies may be obtained free of charge on CSRA’s website at www.CSRA.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of CSRA are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they contain important information about the merger and the parties to the merger.   CSRA and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of CSRA stockholders in connection with the proposed merger under SEC rules. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of CSRA’s executive officers and directors in the solicitation by reading CSRA’s proxy statement for its 2017 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended March 31, 2017, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the merger when they become available. Information concerning the interests of CSRA’s participants in the solicitation, which may, in some cases, be different than those of CSRA’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available.   Cautionary Note Regarding Forward-Looking Statements   This communication contains forward-looking statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. By their nature, forward-looking statements involve risks and uncertainty because they relate to events and depend on circumstances that will occur in the future, and there are many factors that could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of CSRA’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing.   The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the tender offer and the merger; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of CSRA’s stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for CSRA will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Merger dated February 9, 2018, among General Dynamics, Merger Sub and CSRA, including in circumstances that would require CSRA to pay a termination fee or other expenses; (vii) the effect of this communication or the pendency of the proposed transaction on CSRA’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (viii) risks related to diverting management’s attention from CSRA’s ongoing business operations; (ix) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (x) other factors as set forth from time to time in CSRA’s filings with the SEC, including its Form 10-K for the fiscal year ended March 31, 2017 and any subsequent Form 10-Qs, as well as the Tender Offer Statement on Schedule TO and other tender offer documents that will be filed by Merger Sub and General Dynamics. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. CSRA expressly disclaims any intent or obligation to update, supplement or revise publicly these forward-looking statements except as required by law.

General Dynamics To Acquire CSRA February 12, 2018 Exhibit 99.3

Caution Regarding Forward-Looking Statements Certain statements made in this presentation, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this presentation. Notice to Investors The tender offer described in this presentation has not yet commenced. This presentation is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of CSRA stock. At the time the tender offer is commenced, Red Hawk Enterprises Corp., a wholly owned subsidiary of the company (“Merger Sub”), will file a tender offer statement and related exhibits with the SEC and CSRA will file a solicitation/recommendation statement with respect to the tender offer. Investors and stockholders of CSRA are strongly advised to read the tender offer statement (including the related exhibits) and the solicitation/recommendation statement, as they may be amended from time to time, when they become available, because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. The tender offer statement (including the related exhibits) and the solicitation/recommendation statement will be available at no charge on the SEC's website at www.sec.gov.  In addition, the tender offer statement and other documents that Merger Sub files with the SEC will be made available to all stockholders of CSRA free of charge at www.gd.com. The solicitation/recommendation statement and the other documents filed by CSRA with the SEC will be made available to all stockholders of CSRA free of charge at www.csra.com. Additional Information about the Merger and Where to Find It In connection with the potential one-step merger of Merger Sub with and into CSRA without the prior consummation of the Offer (the “One Step Merger”), CSRA will file a proxy statement with the SEC. Additionally, CSRA will file other relevant materials with the SEC in connection with the proposed acquisition of CSRA by General Dynamics and Merger Sub pursuant to the terms of the Merger Agreement. Investors and stockholders of CSRA are strongly advised to read the proxy statement and the other relevant materials, as they may be amended from time to time, when they become available, because they will contain important information about the One Step Merger and the parties to the One Step Merger, before making any voting or investment decision with respect to the One Step Merger. The proxy statement will be available at no charge on the SEC’s web site at www.sec.gov. The proxy statement and other documents filed by CSRA with the SEC will be made available to all stockholders of CSRA free of charge at www.csra.com. CSRA and its directors and officers may be deemed to be participants in the solicitation of proxies from CSRA’s stockholders with respect to the One Step Merger. Information about CSRA’s directors and executive officers and their ownership of CSRA’s common stock is set forth in the proxy statement for CSRA’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 27, 2017. CSRA stockholders may obtain additional information regarding the interests of CSRA and its directors and executive officers in the Merger, which may be different than those of CSRA stockholders generally, by reading the proxy statement and other relevant documents regarding the One Step Merger, when filed with the SEC. Forward-Looking Statements; Notice to Investors

CSRA + GDIT = Compelling Combination Creates a premier provider of IT services and solutions Complementary portfolios and capabilities Combined CSRA/GDIT to become new GD financial reporting segment Cash tender offer structure; close expected 1st half 2018 Significant long-term value creation for GD shareholders

Financial Highlights Price/estimated 2018 Calendar Sales ≈1.8x Price/estimated 2018 Calendar EBITDA ≈11.6x Preliminary annual cost synergies greater than 2% of combined revenues Expected to be GAAP EPS and free cash flow accretive in 2019 Maintains strong balance sheet and financial agility

(1) Before pension income Leading provider of next-gen IT solutions Unique go-to-market business model Best-in-class business development High margin and high customer loyalty Low-cost, shared delivery centers for greater competitiveness Talented workforce and strong leadership team CSRA Business Overview 19,000+ Employees $5B+ Revenue 15%+ EBITDA Margins(1) 4,300 U.S. Military Veterans 65+ Alliance Partners 2,000 Projects 100+ Contract Vehicles

GDIT also delivers complex IT solutions to the same customer sets Approximately 25% of GDIT employees are military veterans Global presence in 30 countries Diverse and talented workforce 19,000+ Employees $4.5B+ Revenue 9,000 Cleared Employees Worldwide 80+ Contract Vehicles GDIT Business Overview 400+ Customer Locations

$5.4B CY2018E Revenues Defense Intel Health and Civil Well diversified Next-Gen IT portfolio CSRA: Balanced Customer Portfolio

[ ]% [ ]% [ ]% $9.9B 2018 Revenues Defense Health and Civil Intel 57% FP/T&M Fixed Price Cost-Plus T&M CSRA + GDIT: Creates Broad Customer and Contract Base Provide innovative solutions at solid double digit margins

Current Lines Of Business GDIT CSRA Major IT Infrastructure Programs Lifecycle design, development, implementation, test, operation and support üüüü üü IT Services Next-generation and mission services üüüü üüüüü Cyber Protection Services Defense of the IT enterprise üüü üüü Training Hardware & software support of Intel & DoD missions ü üü Professional Services Engineering, logistics, supply chain üüü üüü CSRA & GDIT: Fit

CY2018E Revenue ($B) Source: FactSet consensus estimates, company data; includes companies with revenues of $1.9B or greater Federal IT Market is Consolidating

CY2018E Revenue ($B) Source: FactSet consensus estimates, company data; includes companies with revenues of $1.9B or greater The Creation of a Market Leader

Creates new segment focused on the growing Federal IT services space Accelerates GD growth and profitability Provides additional balance to platform portfolio 24% 16% 23% 12% 25% Aerospace 2018 Revenue* 25% 24% 23% 12% 16% *Pro-forma Transaction Further Strengthens General Dynamics Portfolio

CSRA + GDIT = Compelling Combination

Exhibit 99.4

General Dynamics, Inc.

Announcement

Monday, February 12, 2018, 8:30 AM Eastern

CORPORATE PARTICIPANTS

Howard Rubel - Vice President, Investor Relations

Phebe Novakovic - Chair and Chief Executive Officer

Jason Aiken - Chief Financial Officer

Dan Johnson - Executive Vice President, IS&T

Larry Prior - President and Chief Executive Officer, CSRA

PRESENTATION

Howard Rubel

Good morning, and welcome to the General Dynamics conference call and presentation regarding the acquisition of CSRA, Inc. All participants on the phone will be in listen only mode. Please note, this event is being recorded.

I am Howard Rubel, Vice President of Investor Relations for General Dynamics.

At the conclusion of our presentation, we’ll take questions from those in the audience. Those listening online may send questions to tshaw@generaldynamics.com [sp].

Any forward looking statements made today represent our estimates regarding the company’s outlook. These estimates are subject to some risks and uncertainties. Additional information regarding these factors is contained in the company’s 10-K and 10-Q filings.

In addition, as contemplated by our merger agreement with CSRA, our wholly owned subsidiary will commence a tender offer for CSRA common stock, but the tender offer has not yet commenced. CSRA will also provide a proxy statement and a recommendation on the tender offered to its shareholders. More information regarding the tender offer, CSRA’s recommendation on the tender offer, CSRA’s proxy statement and the participants in the solicitation of CSRA’s stockholders is provided in the presentation material that are available for download on our website.

With that concluded, I would like to turn the presentation over to our Chairman and Chief Executive Officer Phebe Novakovic, who will also introduce the General Dynamics executives who are here with us in New York today.

Phebe Novakovic

Thank you, Howard, and good morning.

As you know, earlier today, we announced the acquisition of CSRA, an IT services business, in a $9.6 billion all cash transaction to create a combined $9.9 billion full service government IT business. This morning, I’ll share with you our rationale for the acquisition, some information on the transaction itself, selected financial highlights and a description of what the combined entity does for GD’s shareholders as well as for our customers and employees.

In recognition of the fact that many of our sale side analysts do not cover CSRA, we will spend some time describing their business and why we find it compelling.

Let me first, however, introduce the team I have with me today in New York. Larry Prior, CSRA’s President and Chief Executive, and I’m pleased he could join me for the meeting. Jason Aiken, our CFO, is also here as is Dan Johnson, Executive Vice President for our IS&T segment, and our former GDIT President for nine years. Dan came to GD with Anteon where he was the Chief Operating Officer of that public company. Amy Gilliland is our GDIT President, and with her is GDIT’s Chief Operating Officer Bernie Guerry.

Let’s turn our attention to chart three. For those of you on the phone, these charts are available on our website.

General Dynamics, Inc.

Monday, February 12, 2018, 8:30 AM Eastern

CSRA is an excellent fit with GDIT, as you will learn. We have many of the same customers and offer similar solution sets, both of which will benefit from our combined capabilities. We share the same values and culture.

CSRA is a strong IT service performer. For us, they represent low risk and provide a significant increase to our earnings and free cash flow. The transaction creates significant near and long term value for our shareholders. We will enjoy cost, revenue and capability synergies. It will be nicely accretive, both GAAP EPS and free cash flow per share in 2019. Obviously, we believe the combination of CRSA and GDIT is compelling.

Following the transaction’s close, we intend to separate for reporting purposes our IT services and mission systems business. This increased transparency will reveal a very fine a electronics products business in the C4ISR space and give you better insight into the scale, breadth and ability to compete provided by the new combination. We expect to close in the first half of ‘18.

I would like Jason to address chart four’s financial highlights.

Jason Aiken

Thanks, Phebe.

I think as you’ll see, this transaction presents a compelling story from every key financial metric. From a multiple perspective, the enterprise value is 1.8 times estimated 2018 sales and 11.6 times estimated EBITDA. Those are sales and EBITDA on a calendar year basis. As many of you know, CSRA reports on a March 31 fiscal year basis.

In terms of the synergies we’ve identified, we expect to generate cost synergies slightly more than 2% of the combined revenue. That’s CSRA and GDIT revenues, to be clear. We anticipate realizing the majority of those savings, as Phoebe said, in the first 18 to 24 months following the close of the transaction. To be clear, this represents exclusively cost synergies, and while we believe there are outstanding prospects for revenue synergies, capability synergies and so on, we haven’t modeled any of those benefits into our outlook.

The deal is nicely accretive on both a GAAP EPS and free cash basis in 2019, the first full year after the acquisition. And frankly, it would be accretive in the first year absent the one-time transaction expenses that are recorded as period costs in 2018.

Importantly, we maintain a very strong balance sheet following the transaction. Our net debt is expected to be around $10.5 billion, and our net debt to EBITDA will be just under 2 times. We’ll finance the transaction with a combination of existing cash on our balance sheet and new debt issuance. We remain firmly committed to our mid A top tier credit rating and will retain the financial flexibility to decide how quickly and to what extent to pay down the incremental debt while maintaining our capital deployment priorities. That is, first and foremost, internal investment in the growth of our business, continuing our predictable, sustainable dividend policy with sufficient capacity for tactical share repurchases.

So, by all key measures, we are very excited about this transaction and the value it creates for our shareholders.

With that, I’ll turn it over to Dan Johnson, our Executive Vice President for the IS&T Group to discuss what we see in CSRA, the IT services market and the power of this combined entity.

General Dynamics, Inc.

Monday, February 12, 2018, 8:30 AM Eastern

Dan Johnson

Thanks, Jason, and good morning.

If you turn to chart five, CSRA became an independent publicly traded company in late 2015 with the merger of the North American public sector business, a computer sciences corporation NSRA International, both of which were public companies with long histories of success. CSRA is a top tier company in the government services marketplace, which is roughly a $250 billion industry. They employ over 19,000 people across the US and internationally and provide high end information technology services to the Department of Defense, the intelligence community and federal civilian agencies.

Their revenues are in excess of $5 billion, and they generate market leading double digit margins. They are a high transaction volume business, managing over 2,000 projects annually. Their business is relatively low risk, requires minimum investment and generates significant free cash flow.

The CSRA business model focuses on outcome based fixed price solutions, which tie in leading commercial technology companies as alliance partners to win and deliver work. They are aggressive business developers with 12 consecutive quarters of book to bill greater than 1 and generate high customer loyalty and repeat business success.

Integrated with the strength of our General Dynamics Information Technology business, we feel we will be a major player in a large and growing marketplace.

For clarity, on chart six, here is a comparable description of General Dynamics Information Technology. As some of you know, GDIT reports up through our information systems and technology reporting group within General Dynamics.

GDIT also has over 19,000 people, generates in excess of $4.5 billion in annual revenue, has high single digit margins and customer lanes [sp] and divisional organization comparable to CSRA - defense, intelligence and civil agencies. We have a similar business model, we’re customer focused, have a high transaction volume business, are relatively low risk, requiring minimum investment and also generate significant free cash flow.

CSRA has a strong portfolio balanced across its three divisions, as you can see on chart seven. Intelligence community customers include the national three letter agencies, defense intelligence as well as the Department of Homeland Security. Defense customers include all of the military services, their headquarters, field sites and combat and commands as well as defense agencies and the White House. Health and civil agency customers include the Department of Health and Human Services, Federal Aviation Administration, National Aeronautics and Space Administration and the Veteran’s Administration, among others.

On chart eight, you see that the new entity will total just under $10 billion in annual revenues evenly balanced between the three customer facing divisions. As you’ve seen, the CSRA organizational alignment of intelligence, defense and civil exactly mirrors the current go to market profile of our General Dynamics Information Technology business unit. This will contribute to rapid integration, definition of market lanes, reach back and rapid realization of cost and capability synergies, plus our market portfolio within the divisions is complementary and not overlapping. For example, GDIT is arguably the leading information technology provider in four of the five national intelligence agencies. CSRA is a portfolio leader in the fifth.

General Dynamics, Inc.

Monday, February 12, 2018, 8:30 AM Eastern

CSRA is a strong player in budget priority civil agencies such as Department of Homeland Security, the Veteran’s Administration and the FAA where GDIT has less of a role. Between CSRA and GDIT, there are over 25 large scale opportunities in our collective pipeline which we feel, when combined, will enhance our chances of success. Our total contract mix will have almost 60% fixed price and time and materials type contracts, which is a key to higher margins. Our strategy will be to focus the CSRA outcome based solution model on our GDIT portfolio to further improve our industry leading margins.

Chart nine depicts lines of business that represent buckets that we use to sort the various services we provide for purposes of describing what we do. They do not have fine lines. They occasionally overlap and are subject to interpretation. The message here is that a GDIT strength is the design, development, implementation, test, operation and support of large scale IT infrastructure programs. These are multi year, multi hundreds of millions of dollars outcome based programs. Examples include large scale projects at the Pentagon, intelligence agency build-outs and recent international program modernizations.

Both GDIT and CSRA are major players in the information services market. CSRA is leading the way in next generation IT - cloud, software development, data analytics and managed services. Both companies are deep in mission applications, data center management, modernization and mobility technology. CSRA examples include large scale managed services programs with national intelligence agencies and defense-wide cloud migration initiatives. GDIT examples include citizen facing web tool development, contact center applications and all tier help desk programs.

Both CSRA and GDIT have strong cyber protection services credentials and a number of pure play cyber programs. CSRA and GDIT have flagship training programs with the Department of the Army, spanning live, virtual and constructive applications.

Professional services is a catch-all for everything that doesn’t fit in the above categories. Both CSRA and GDIT through acquisitions and in meet customer demands have developed and applied engineering, logistics and supply chain expertise to major programs.

Chart 10 depicts the major competitors in the government services marketplace before the GDIT CSRA combination. You probably recognize many of these public companies and know something of their histories, and you can see where CSRA and GDIT line up.

Although the government services market is fragmented, has many providers and is not dominated by any one company, the last few years have seen consolidation and a focus on scaling to be more competitive when pursuing large agency-wide opportunities.

Chart 11 shows how our services unit will stack up after combination. We feel that with recent events such as the newly approved increasing budget, the realization that awarding to the lowest bidder has not worked and quality matters all align at this point to make the combination of General Dynamics and CSRA a market changing event, and we are very excited about it.

Thank you, and I’ll turn it back over to Phebe.

Phebe Novakovic

If we turn to chart 12, just to give you some perspective on the reporting structure of General Dynamics post-close, in addition to accelerating our growth, the transaction provides additional balance to our portfolio with aerospace, IT services and marine about comparable size and

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combat systems and mission systems somewhat smaller. The combination creates one of the top two companies in the government IT market. I should also tell you that the more we looked at CSRA during due diligence, the more we liked it and its people, and more importantly, we like what it does for us, our shareholders and our customers.

If you’ve got any questions, we’ll do our best to address them.

QUESTION AND ANSWER

Howard Rubel

Thanks, Phebe.

As a reminder, we ask participants here to wait for the mic and to identify themselves, and I think there’ll probably be room for at least one question and one follow-up. I will be in the office later today to answer remaining questions. Again, those wishing to ask questions via email should submit them to tshaw@generaldynamics.com.

With that, Mr. McConnell has his hand up first, so go ahead.

Matt McConnell

Great, thank you very much. Matt McConnell, RBC. Part of the barricades around CSRA was always around margin sustainability. The EBITDA margins are quite a bit above peer averages. How do you get comfortable that you can sustain that? And is a 14% to 15% EBITDA margin—that’s what CSRA had been targeting, do you think that’s sustainable long term, and how do you get comfortable with that?

Phebe Novakovic

Dan, you want to address that?

Dan Johnson

Yeah, that was a concern that we had, as well, during due diligence. So, we looked very closely at what proof points were there that would show that they would be able to in fact sustain that. And if you look at their portfolio of firm fixed price jobs, which—expirations dates which run past 2020 into the next five or six years, that’s a significant percentage of their portfolio driving those higher margins. So, we were able to get confidence in that fact by looking at that.

Howard Rubel

Sheila?

Sheila Kahyaoglu

Thank you. Sheila Kahyaoglu from Jefferies. I guess, Phoebe, if you look at your longer term targets, the top line and [unintelligible] are the lowest for the IS&T segment. What made you decide on going further into the service business rather than a product line acquisition?

Phebe Novakovic

Let’s talk about what General Dynamics is at its core. We are a platform and products business with a core IT services business, and we’ve discussed with many of you over time what is it we like about our IT service business. First, we’re good at it. Second, it’s low risk, it’s got terrific return on invested capital and great cash flow.

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Monday, February 12, 2018, 8:30 AM Eastern

So, what we’re doing with this transaction is taking our good GDIT business and making it better, stronger, a more viable competitor over time, and immediately, frankly, we believe, in that IT service space. We’re good at it. We know how to do it. We’re adding to our core - makes a lot of sense to me.

Howard Rubel

Doug? Wendy, Doug’s right there?

Doug Harned

Thank. Doug Harned, Bernstein. Dan, you mentioned that there’s been a belief now that you can’t just go for the lowest bidder, that I assume LPTA type contracts, those are being seen as less effective. Can you talk about that a little bit? I mean, this has been something that, I think if it had been two years ago, there was a big overhang of this type of work. I mean, how do you see the environment changing today? How do you get confidence that that type of issue won’t come back again?

Dan Johnson

Well, I think what changed was, five years ago when the Budget Control Act was implemented and sequestration was initiated, there was a significant downward pressure on the entire services market. And that was driven because the government could realize budget savings faster in the services market than they could in products where if you cut budgets in products, unit prices go up.

So, what that meant was it appeared that the acquisition community within the government focused on low price in the government services marketplace, and that started driving behavior. I wouldn’t want to cite any specific examples, but there are several out there where that decision has resulted in unsuccessful program delivery. So, you couple the fact that the Budget Control Act is no longer with us and we have an increasing budget going forward, that gives us cause for optimism that the services market is going to come back to pre-2011 characteristics.

Howard Rubel

Ron?

Ron Epstein

Hey, Ron Epstein, Bank of America Merrill Lynch. So, Phebe, in your prepared remarks, you mentioned that there’s potential synergy here. So, maybe kind of two parts - one, can you talk about that some more, and are there any specific programs coming down the pipe that together GDIT and CSRA as a team could win that individually it would have been a harder thing to do?

Phebe Novakovic

So, as is our typical pattern, we don’t intend to talk about upcoming competitions. I mean, those are company-sensitive, competitive-sensitive. But, when we looked at CSRA and did our very thorough due diligence, what became clear to us is that there are considerable revenue synergies, both driven by our shared customer set and the combined capabilities of both businesses. But, let me have Jason address a little bit about the cost synergies.

Jason Aiken

Yeah, so I gave you the statistics on the cost synergies we modeled. We feel very comfortable with those, that they’re readily achievable. Those are identified synergies that we picked up through due diligence, so they’re not speculative. And I think between the experience we’ve had with the recent combination of the GD mission systems organization and what we were able to do there and again through these identified cost synergies, we feel like that’s an imminently achievable target.

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Monday, February 12, 2018, 8:30 AM Eastern

Howard Rubel

David?

David Strauss

Hi, David Strauss, Barclays. Jason, you talked about transaction costs. Could you maybe size those and then what roughly you’re assuming for intangible amortization and the rate at which you would expect to delever?

Jason Aiken

So, the transaction cost ballparked, just somewhere in excess of $100 million, if that’s close enough for you. And in terms of the intangible asset amortization, obviously, that’ll be subject to the detailed underlying analysis of intangibles that’ll take place following the close of the transaction. But, in terms of modeling, we looked at it in terms of sort of a stress test. So, if you think between 15% to 30% of the purchase price going to intangibles, we—knowing that the ultimate outcome would be the result of a bottom-up analysis, we wanted to make sure that our valuation could withstand something in that range. So, if you think of it that terms of range of purchase price going to intangibles, you’d be in the right ballpark.

Phebe Novakovic

And by the way, in both instances, across our modeling scenarios, it has continued to be a very nicely accretive business.

Jason Aiken

Absolutely. And you mentioned deleveraging, I think. So, we modeled deleveraging only using incremental free cash flow from this transaction. So, clearly, as I mentioned in my earlier remarks, we have a continuing very strong balance sheet in the incremental free cash flow of the combined entity gives us frankly complete flexibility to accelerate that deleveraging based on what we see as appropriate once we get through the transaction.

Howard Rubel

John?

John Raviv

Morning, John Raviv from Citi. Dan, you just mentioned some of the idea that the services market is going to return to pre-2011 characteristics. How would you think about that in terms of the competitive dynamic? Pre-2011 was perhaps even more fragmented than it is today. And then also, going forward, do you see yourselves as a market share gainer? I would assume that’s the case, given what you’ve said about synergy, revenue synergies, but just some sort of context on how you see this market growing at this point now that we’ve been through a bit of a trough.

Dan Johnson

Well, one of the things that we have observed is it would appear that the market is starting to be populated with larger opportunities which require great reach back and a significant breadth of skill sets. That’s a little bit different than the pre-2011 market as we recognized it at that time. So, we think that this is sort of a marriage made in heaven to go after that marketplace.

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Monday, February 12, 2018, 8:30 AM Eastern

John Raviv

And on the growth?

Dan Johnson

Well, certainly, we’re anticipating growth going forward, yes. I mean, just looking at the budget, which is about to be approved later this morning, would give one pause for optimism.

Howard Rubel

Lucy, go ahead.

Lucy Guo

Asking a question for [unintelligible] with Cowen. So, a question for Dan, and hopefully, Larry can address it a little bit, as well, just follows on Ron’s question and maybe also John’s question as to why does the deal make sense when, considering, Larry, when you spun out of CSC, that was one of the case was that you can compete more effectively as a standalone business. But, what has changed since then, and why does the combination with GD make sense today when you—the conversation has been that scale may not necessarily be an issue for you to compete more effectively?

Dan Johnson

Let me take a crack, and then I’ll turn it over to Larry. In the services business, when we’re looking at acquisitions, typically, you look for one of two things - either an entity which will bring you skill sets or solution sets that you don’t have and/or customers that you don’t have because they’re difficult to penetrate. Well, one of the examples I gave you is GDIT is a market leader in four of the five leading intelligence agencies, and CSRA is a market leader in the fifth one.

Secondly, General Dynamics is a leader in large scale IT infrastructure programs. CSRA is a leader in next generation cloud applications as well as data analytics and managed services, which we think is attractive to our skill sets, as well.

Larry Prior

Yeah, so when we first spun out of CSC, it was purposeful to create a pure play commercial entity on their side when you saw them merge with HPE to create the company DXC. They’re now spinning out their government business yet again. So, we were really attracted to GDIT because they’re the best in big enterprise IT programs. When you’re looking at doing 25 mega-deals all north of $.5 billion, skill does matter.

Howard Rubel

Let me do a couple from the web, and then we’ll come back and wrap it up with a few more in the room. So, one of the first questions that we have is why are you deciding to further develop your fed IT business when many of the other primes seem to have left this market?

Phebe Novakovic

Well, I can’t speak for what others do, but let me remind you, GDIT is core to us. It has been for a long time. I told you earlier that the characteristics of a well known services business that I like. And think about it this way - in a consolidating market, it makes an awful lot of sense to combine to better address, as Dan has articulated, the larger packaging opportunities from a contracting point of view that are now afforded to us. So, others may have their own motivation, but GDIT has been core to us. And we’re taking a really good business in our service business and we’re making it better. What’s not to like about that.

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Monday, February 12, 2018, 8:30 AM Eastern

Howard Rubel

And on that note, Phebe, the other question, similar but a little different, is when you first became General Dynamics’ CEO, you said the M&A process was broken. What’s changed?

Phebe Novakovic

Our M&A process was broken in that we bought some businesses that were somewhat problematic. We’re past that. Let’s remember, GD, and particularly on the IS&T side, but GD, the modern GD was built on a series of successful integrations of big and medium size companies. We’re good at that. This team knows how to do that. We were there in the birth of big GD, and we’re very, very comfortable that we have an effective, disciplined and shareholder focused acquisition and M&A.

I’ve been telling you all for a while that we invest in our business, our business is growing on the top line across our portfolio, and we’re making the appropriate investments. Here’s a perfect example where we can make an accretive investment in one of our core lines of business - makes a lot of sense to me.

Howard Rubel

Two more from the web, and then we’ll go back and wrap up with a few more in the room. So, there’s—any questions on potential conflicts of interest?

Phebe Novakovic

We have identified one extremely small potential, which we dispatch with very expeditiously.

Howard Rubel

And then one sort of technical question - can CSRA continue to pay its dividend?

Phebe Novakovic

Let’s talk about this. We have always told you that we have a predictable, sustainable and repeatable dividend policy. I don’t see any of that changing.

Howard Rubel

Well, I think it’s more for—there’s probably a timing with regard to when their next dividend date is. Larry, I don’t know whether you can address that or whether we just have to be patient and see what the documents are later.

Larry Prior

Yes, we’re going to proceed with normal course.

Howard Rubel

Thank you.

And I know there’s a couple more questions in the room. Go ahead.

Joe Caiado

Thank you. Joe Caiado, Credit Suisse. Phoebe, Jason, can you just help us maybe deconstruct the old IS&T guidance for 2018 into the new segments, GDIT and MS both on the top line and the margins?

Phebe Novakovic

So, post the transaction close, we will do precisely that - premature.

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Howard Rubel

John?

John Raviv

Thanks for taking the follow-up here. Thinking about visibility in these markets, I mean, I think I would say that IS&T has been perhaps a little bit softer than implied by some guidance that you’ve given or some multi year targets. I’d say the same thing—I don’t cover CSRA, but I know there’s been some questions around growth and what it actually turns. I recognize that book to bill has been attracting [unintelligible] times, but how do you know—like what gives you the confidence you have the visibility now, that now is the time to do this because both those businesses have been perhaps a little more lumpy than we would have liked to have seen?

Phebe Novakovic

Let me tell you something. From a GDIT perspective, post—in the aftermath of the hot wars when our Army facing businesses saw a significant revenue decline, GDIT has been remarkably constant and really has for us over time. The quick transaction businesses, particularly GDIT and to some extent mission systems, get ripsawed by sequestration extended long term CRs. We’ve got a budget. I think we have a consensus in our country that the world is getting more dangerous. We’ve got to fund defense, and we have to do it predictably and reliably.

So, I think some of the perceived volatility will evaporate. But, by the way, for the most part, once we said we were going to start growing—last year I explained to you all it was simply a question of timing. Those revenues are coming in ‘18.

Howard Rubel

Doug?

Doug Harned

Doug Harned, Bernstein. Larry and Dan, when you go back and you look at what Leidos did taking a $5 billion business and adding a $5 billion business from Lockheed Martin, many of the arguments they talked about are the kinds of things that you’ve referred to here in terms of revenue synergies. When you look at how that’s proceeded, have you seen Leidos become a much stronger competitor than either of the pieces have been in the past?

Larry Prior

Yeah, I would argue, in the last two quarters, we’ve seen Leidos step up, bidding larger opportunities with greater success. So, we do believe, while it was a little bumpy out of the gate, they’ve done a pretty good job in the last half. The good news is both of our companies are known for execution, and hopefully, we’ll do better out of the gate.

Phebe Novakovic

And I have every expectation that we do. We know how to integrate companies. We’ve been doing it for a very, very long time. We’re good at it. We understand CSRA’s business. We like its people. We like its culture. I’m very optimistic that we’re going to hit the ground running.

Think about a consolidating market, which this is, by the way. It still has a number of players, but it has been a consolidating market. [Unintelligible.]

Howard Rubel

And I think we’ll wrap up with Sheila.

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Sheila Kahyaoglu

Thank you. Larry, this one’s for you, actually. Maybe could you talk about—you’ve partnered with Amazon and Azure—how the GDIT portfolio adds to your cloud services business moving forward.

Larry Prior

Yeah, so I’d point out the first congratulatory text I got this morning was from Teresa Carlson of Amazon. So, we’re deeply committed to our partnership with Amazon Web Services, Microsoft Azure, Google and others.

It just gives us great competitive advantage to have the depth of enterprise IT skills that GDIT brings to the marketplace. We I think bring a unique perspective as we focus on those technology partners and bring commercial IT to the government.

When I worked with Amy and her team, I am excited to see how we do both managed services as well as move a lot more work to the cloud, move to automation and apply AI in a lot of fun, exciting ways. So, it’s a bigger playing field.

Phebe Novakovic

One of the things we found very compelling about CSRA are their strategic alliances. We bring additional customer intimacy, and we have the same customer base, but within that base some particularly differentiated customers. So, we see this as a nice synergy from a GDIT perspective, and we love their go to market business model - really good.

CONCLUSION

Howard Rubel

With that, thank you, Phebe. Thank you, everybody else. Thank you, everybody here in the room and on the lines. Thanks for joining us today. If you have additional questions, can be reached at 703-876-3117. Thank you all.

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Notice to Investors

In accordance with the Agreement and Plan of Merger, dated as of February 9, 2018 (the “Merger Agreement”), among General Dynamics Corporation, a Delaware corporation (“General Dynamics”), Red Hawk Enterprises Corp., a Nevada corporation and a wholly owned subsidiary of General Dynamics (“Merger Sub”) and CSRA Inc., a Nevada corporation (“CSRA”), Merger Sub will commence a tender offer, but the tender offer has not yet commenced. This transcript is for informational purposes only and is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of CSRA stock. At the time the tender offer is commenced, Merger Sub will file a tender offer statement and related exhibits with the SEC and CSRA will file a solicitation/recommendation statement with respect to the tender offer. Investors and stockholders of CSRA are strongly advised to read the tender offer statement (including the related exhibits) and the solicitation/recommendation statement, as they may be amended from time to time, when they become available, because they will contain important information that stockholders should consider before making any decision regarding tendering their shares. The tender offer statement (including the related exhibits) and the solicitation/recommendation statement will be available at no charge on the SEC’s website at www.sec.gov. In addition, the tender offer statement and other documents that Merger Sub files with the SEC will be made available to all stockholders of CSRA free of charge at www.generaldynamics.com. The solicitation/recommendation statement and the other documents filed by CSRA with the SEC will be made available to all stockholders of CSRA free of charge at www.CSRA.com.

Additional Information about the Merger and Where to Find It

In connection with the potential one-step merger of Merger Sub with and into CSRA without the prior consummation of the tender offer (the “One Step Merger”), CSRA will file a proxy statement with the SEC. Additionally, CSRA will file other relevant materials with the SEC in connection with the proposed acquisition of CSRA by General Dynamics and Merger Sub pursuant to the terms of the Merger Agreement. Investors and stockholders of CSRA are strongly advised to read the proxy statement and the other relevant materials, as they may be amended from time to time, when they become available, because they will contain important information about the One Step Merger and the parties to the One Step Merger, before making any voting or investment decision with respect to the One Step Merger. The proxy statement will be available at no charge on the SEC’s web site at www.sec.gov. The proxy statement and other documents filed by CSRA with the SEC will be made available to all stockholders of CSRA free of charge at www.CSRA.com.

CSRA and its directors and officers may be deemed to be participants in the solicitation of proxies from CSRA’s stockholders with respect to the One Step Merger. Information about CSRA’s directors and executive officers and their ownership of CSRA’s common stock is set forth in the proxy statement for CSRA’s 2017 Annual Meeting of Stockholders, which was filed with the SEC on June 27, 2017, and CSRA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017. CSRA stockholders may obtain additional information regarding the interests of CSRA and its directors and executive officers in the Merger, which may be different than those of CSRA stockholders generally, by reading the proxy statement and other relevant documents regarding the One Step Merger, when filed with the SEC.

Forward-Looking Statements

Certain statements made in this transcript, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the combined company’s business, performance and opportunities, including the ability to deliver more innovative, leading-edge solutions; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. The following are some of the factors that could cause actual future results to differ materially from those expressed in any forward-looking statements: (i) uncertainties as to the timing of the tender offer and the merger; (ii)

the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) uncertainties as to the percentage of CSRA’s stockholders tendering their shares in the tender offer; (iv) the possibility that competing offers or acquisition proposals for CSRA will be made; (v) the possibility that any or all of the various conditions to the consummation of the tender offer or the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (vii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; and (viii) other factors as set forth from time to time in General Dynamics and CSRA’s filings with the SEC, including their respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the tender offer statement, solicitation/recommendation statement and other tender offer documents that will be filed by General Dynamics, Merger Sub and CSRA. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

All forward-looking statements speak only as of the date they were made. General Dynamics and CSRA do not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this transcript.